UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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IonQ, Inc.

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On April 25, 2024, IonQ, Inc. (the “Company”) commenced distributing proxy materials to its shareholders, including a Notice of Annual Meeting of Shareholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for its annual meeting of shareholders to be held on June 5, 2024 (the “Annual Meeting”). A copy of the Notice and Proxy Statement was filed with the Securities and Exchange Commission on April 25, 2024. On April 26, 2024, the Company issued a press release regarding certain governance updates applicable to the Company’s board of directors, which will become effective at the upcoming Annual Meeting, the full text of which is included below.

IonQ Unanimously Appoints Peter Chapman as Next Chairman of the Board of Directors

April 26, 2024

Independent Director of the Board Harry You–former CFO of Accenture and Oracle–also appointed as next Lead Independent Director of the Board

COLLEGE PARK, Md.—(BUSINESS WIRE)— IonQ (NYSE: IONQ), a leader in the quantum computing industry, announced today the appointment of Peter Chapman as its next Chairman of the Board and Harry You as the Lead Independent Director of the Board, effective at the close of IonQ’s upcoming Annual General Meeting on June 5, 2024. Both appointments were disclosed in a proxy statement issued on April 25, 2024.

Peter Chapman has also been nominated for re-election as a Class III director at the meeting, and his chairmanship will take effect assuming he is re-elected.

“Last quarter we were delighted to have appointed Robert Cardillo and Bill Scannell to our Board of Directors. In addition, the Board unanimously appointed Peter Chapman to serve as its next Chairman following the annual meeting given his half-decade worth of contributions to IonQ and his strong progress transitioning IonQ from an academic to a commercial company,” said Niccolo de Masi, Chairman of the Nominating & Corporate Governance Committee of IonQ’s Board. “Under Peter’s leadership, IonQ became the first known pure-play publicly traded quantum computing systems company and has demonstrated a track record of meeting and beating the technical and financial milestones it set out before going public.”

Additionally, the Board unanimously nominated Harry You to become the Lead Independent Director of the Board upon the closing of the June 5th Annual General Meeting. You has an extensive history of generating shareholder value, from the sale of EMC to Dell to the acquisition of VMWare by Broadcom.

Both Chapman and You will continue to serve in their existing roles at the company, with Chapman as CEO and President and You as Chairman of the Audit Committee of IonQ’s Board.

“It is an honor to receive such a strong vote of confidence from the Board, especially as IonQ expands its leadership in driving commercial value for our customers with our quantum systems,” said Peter Chapman, CEO and President, IonQ. “I look forward to expanding my current role and working closely with board members like Harry to develop and implement IonQ’s most important strategic initiatives.”

“In recent years, we have seen a surge of interest in quantum computing which has accelerated the demand for commercialized systems across the public and private sectors,” said Harry You. “I am excited to work alongside Peter in my new capacity as IonQ further carves out its position in quantum computing and quantum networking. With the company’s strong balance sheet, operational momentum, and talented leadership team, we are well-situated to pursue multiple avenues of growth and development.”

About IonQ

IonQ, Inc. is a leader in quantum computing that delivers high-performance systems capable of solving the world’s largest and most complex commercial and research use cases. IonQ’s current generation quantum computer, IonQ Forte, is the latest in a line of cutting-edge systems, boasting 36 algorithmic qubits. The company’s innovative technology and rapid growth were recognized in Fast Company’s 2023 Next Big Things in Tech List and Deloitte’s 2023 Technology Fast 500™ List, respectively. Available through all major cloud providers, IonQ is making quantum computing more accessible and impactful than ever before. Learn more at IonQ.com.

IonQ Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “will,” “believe,” and other similar expressions are intended to identify forward-looking statements. These statements include those related to: the ability of IonQ to produce value for its customers; IonQ’s growth, strategy and market position; expected leadership changes; the market for quantum computing; commercial value of and demand for IonQ’s systems; and IonQ’s quantum computing and quantum networking capabilities and plans. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the results of the proposals before the Company’s stockholders at the annual meeting of stockholders; changes in the competitive industries in which IonQ operates; development of competing technologies; potential scientific limits and barriers to improving quantum technologies; changes in laws and regulations affecting IonQ’s business; IonQ’s ability to implement its business plans, forecasts and other expectations, identify and realize partnerships and opportunities, and to engage new and existing customers; and risks associated with U.S. government sales, partnerships and contracts, including changes in policy affecting the feasibility of public-private partnerships and provisions that allow the government to unilaterally terminate or modify contracts for convenience and the uncertain scope and impact of a possible U.S. government shutdown or operation under a continuing resolution; potential scientific limits and barriers to improving quantum technologies; changes in the competitive industries in which IonQ operates; changes in laws and regulations affecting IonQ’s business; and IonQ’s ability to implement its business plans, forecasts and other expectations, identify and realize partnerships and opportunities, and to engage new and existing customers. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the Company’s filings, including but not limited to those described in the “Risk Factors’’ section of IonQ’s most recent Annual Report on Form 10-K and other documents filed by IonQ from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and IonQ assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. IonQ does not give any assurance that it will achieve its expectations.

IonQ Media contact:

Tyler Ogoshi

press@ionq.com

IonQ Investor Contact:

investors@ionq.co

Source: IonQ

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